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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - September 29, 2003
                        (Date of Earliest Event Reported)


                         MAGELLAN HEALTH SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-6639

        Delaware                                              58-1076937
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(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)


6950 Columbia Gateway Drive Suite 400 Columbia, Maryland               21046
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      (Address of principal executive offices)                       Zip Code



       Registrant's telephone number, including area code: (410) 953-1000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

           On September 30, 2003, Magellan Health Services, Inc. ("Magellan" or the "Company") issued a press release announcing that it had reached a settlement with its largest unsecured creditor, R2 Investments LDC ("R2"), with respect to the Company's Third Amended Plan of Reorganization as modified (the "Plan"). Under the terms of the settlement, R2 will withdraw the objections it has raised to the Plan and has indicated that it will vote in favor of the Plan. The settlement, together with proposed modifications to the Plan which were filed by Magellan on Thursday, September 25, 2003 with the U.S. Bankruptcy Court for the Southern District of New York (the "Court") (the "Plan Modifications"), as described below, provide for a larger board of directors for reorganized Magellan, for an additional designee of the Official Committee of Unsecured Creditors of Magellan, who is acceptable to R2, to be a member of the reorganized Company's initial board of directors and for certain additional rights for Magellan and other shareholders relating to the post-reorganization circumstances of Magellan. The settlement was signed and filed with the Court late on September 29, 2003. A copy of the Plan and the Disclosure Statement with respect to the Plan, each as filed with the Court, were filed with the U.S. Securities and Exchange Commission as Exhibits 2(a) and 2(b), respectively, to Magellan's Quarterly Report on Form 10-Q dated August 19, 2003.

           The Plan Modifications will, among other things:

           o expand the initial Board of Directors of the reorganized Company from seven members to nine, of whom (i) three will be designated by the Official Committee of Unsecured Creditors (of which designees two acceptable to R2 have been named); (ii) four will be appointed by Onex Corporation and affiliated entities ("Onex") (which are investing or backstopping a $150 million equity investment in Magellan as part of the Plan), and (iii) two will be members of Magellan's management;

           o afford stockholders of reorganized Magellan certain tag-along rights with respect to sales by Onex or R2 of more than 15% of the outstanding shares of reorganized Magellan; and

           o grant R2 co-investment rights with Onex in the event Onex makes a tender offer for reorganized Magellan shares, and grants like co-investment rights to Onex in the event R2 makes a tender offer for reorganized Magellan shares.

The first two of these modifications were reflected in the forms of Amended and Restated Certificate of incorporation and Amended and Restated By-Laws of reorganized Magellan filed with the Court on September 25, 2003 and with the U.S. Securities and Exchange Commission as Exhibits 99.1 and 99.2, respectively, to Magellan's Current Report on Form 8-K dated September 26, 2003. The third of the modifications will be reflected in the definitive agreement to be entered into by R2 and Onex. The Plan Modifications also include a modification of the


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management incentive plan to be adopted in connection with the Plan to authorize the issuance of stock option or other stock awards, for a period of not more than 10 years after consummation of the Plan, for not more than 15% of the shares outstanding upon consummation of the Plan, and also provide for certain stock awards to be issued at the time of consummation of the Plan.

           A copy of the press release announcing the Plan Modifications is attached hereto as Exhibit 99.1. A copy of the Plan Modifications is attached hereto as Exhibit 99.2. Certain of the statements made in the press release, including those concerning the success of the company's reorganization plan, constitute forward looking statements as contemplated under the Private Securities Litigation Reform Act of 1995. These forward looking statements are subject to known and unknown uncertainties and risks which could cause actual results to differ materially from those contemplated or implied by such forward looking statements including: the ability of the Company to obtain the consent of the Court for the transactions referred to above, service issues arising with certain customers, terminations by customers, operating results or cash flows differing from those contemplated or implied by such forward looking statements, the impact of new or amended laws or regulations, governmental inquiries, outcome of ongoing litigation, interest rate increases, unanticipated increases in the costs of care and other factors. Any forward looking statements made in this release are also qualified in their entirety by these risks and the complete discussion of risks set forth under the caption "Cautionary Statements" in Magellan's Annual Report on Form 10-K/A for the year ended September 30, 2002 filed with the Securities and Exchange Commission on January 23, 2003.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Financial Statements

           Not applicable.

(b)        Pro Forma Financial Information

           Not applicable

(c)        Exhibits.

Exhibit No.                                   Description
-----------                                   -----------

  99.1                Press Release issued August 1, 2003 by Magellan Health
                      Services, Inc.

  99.2 Modifications to Debtors' Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MAGELLAN HEALTH SERVICES, INC.

                                       By: /s/ Mark S. Demilio
                                           ------------------------------------
                                           Name: Mark S. Demilio
                                           Title: Executive Vice President and
                                                  Chief Financial Officer




Dated: September 30, 2003









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                                  EXHIBIT INDEX


Exhibit No.                                  Description
-----------                                  -----------

   99.1               Press Release issued August 1, 2003 by Magellan Health
                      Services, Inc.

   99.2 Modifications to Debtors' Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003





















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